The Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1998, as amended.

                                    AGREEMENT
                                    between
                         T. ROWE PRICE ASSOCIATES, INC.
                                      and
                            THE T. ROWE PRICE FUNDS
                                      for
                            FUND ACCOUNTING SERVICES

                               TABLE OF CONTENTS

                                                                            Page

Article A  Terms of Appointment/Duties of Price Associates   1
Article B  Fees and Out-of-Pocket Expenses                   3
Article C  Representations and Warranties of Price Associates3
Article D  Representations and Warranties of the Fund        4
Article E  Ownership of Software and Related Material        4
Article F  Quality Service Standards                         4
Article G  Standard of Care/Indemnification                  4
Article H  Dual Interests                                    7
Article I  Documentation                                     7
Article J  Recordkeeping/Confidentiality                     7
Article K  Compliance with Governmental Rules and
           Regulations                                       8
Article L  Terms and Termination of Agreement                8
Article M  Notice                                            9
Article N  Assignment                                        9
Article O  Amendment/Interpretive Provisions                 9
Article P  Further Assurances                               10
Article Q  Maryland Law to Apply                            10
Article R  Merger of Agreement                              10
Article S  Counterparts                                     10
Article T  The Parties                                      10
Article U  Directors, Trustee and Shareholders and
           Massachusetts Business Trust                     10
Article V  Captions                                         11

     AGREEMENT made as of the first day of January, 1998, by and between T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office and place of business at 100 East Pratt Street, Baltimore, Maryland 21202 ("Price Associates"), and each Fund which is listed on Appendix A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such Fund individually hereinafter referred to as "the Fund", whose definition may be found in Article
T);

     WHEREAS, Price Associates has the capability of providing the Funds with certain accounting services ("Accounting Services");

     WHEREAS, the Fund desires to appoint Price Associates to provide these Accounting Services and Price Associates desires to accept such appointment;

     WHEREAS, the Board of Directors of the Fund has authorized the Fund to utilize various pricing services for the purpose of providing to Price Associates securities prices for the calculation of the Fund's net asset value.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

A.   Terms of Appointment/Duties of Price Associates

     Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the following Accounting Services:

     a.Maintain for each Fund a daily trial balance, a general ledger, subsidiary records and capital stock accounts;

     b.
          Maintain for each Fund an investment ledger, including amortized bond and foreign dollar denominated costs where applicable;

     c.
          Maintain for each Fund all records relating to the Fund's income and expenses;

     d.
          Provide for the daily valuation of each Fund's portfolio securities and the computation of each Fund's daily net asset value per share.
           Such daily valuations shall be made in accordance with the valuation policies established by each of the Fund's Board of Directors including, but not limited to, the utilization of such pricing valuation sources and/or pricing services as determined by the Boards. Price Associates shall have no liability for any losses or damages incurred by the Fund as a result of erroneous portfolio security evaluations provided by such designated sources and/or pricing services; provided that, Price Associates reasonably believes the prices are accurate, has adhered to its normal verification control procedures, and has otherwise met the standard of care as set forth in Article G of this Agreement;

     e.
          Provide daily cash flow and transaction status information to each Fund's adviser;

     f.
          Authorize the payment of Fund expenses, either through instruction of custodial bank or utilization of custodian's automated transfer system;

     g. Prepare for each Fund such financial information that is reasonably necessary for shareholder reports, reports to the Board of Directors and to the officers of the Fund, and reports to the Securities and Exchange Commission, the Internal Revenue Service and other Federal and state regulatory agencies;

     h.
          Provide each Fund with such advice that may be reasonably necessary to properly account for all financial transactions and to maintain the Fund's accounting procedures and records so as to insure compliance with generally accepted accounting and tax practices and rules;

     i.
          Maintain for each Fund all records that may be reasonably required in connection with the audit performed by each Fund's independent accountant, the Securities and Exchange Commission, the Internal Revenue Service or such other Federal or state regulatory agencies; and

     j.
          Cooperate with each Fund's independent public accountants and take all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without any qualification as to the scope of their examination including, but not limited to, their opinion included in each such Fund's annual report on Form N-SAR and annual amendment to Form N-1A.

B.   Fees and Out-of-Pocket Expenses

     Each Fund shall pay to Price Associates for its Accounting Services hereunder, fees as set forth in the Schedule attached hereto. In addition, each Fund will reimburse Price Associates for out-of-pocket expenses such as postage, printed forms, voice and data transmissions, record retention, disaster recovery, third party vendors, equipment leases and other similar items as may be agreed upon between Price Associates and the Fund. Some invoices will contain costs for both the Funds and other funds serviced by Price Associates.
 In these cases, a reasonable allocation methodology will be used to allocate these costs to the Funds.

C.   Representations and Warrantees of Price Associates

     Price Associates represents and warrants to the Fund that:

     1.
It is a corporation duly organized and existing in good standing under the laws of Maryland.

     2.    It is duly qualified to carry on its business in Maryland.

     3.
It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

     4.
All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     5.
It has, and will continue to have, access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

D.   Representations and Warrantees of the Fund

     The Fund represents and warrants to Price Associates that:

     1.
It is a corporation or business trust, as the case may be, duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be.

     2.
It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and

By-Laws have been taken to authorize it to enter into and perform this Agreement.

     3.
All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this Agreement.

E.   Ownership of Software and Related Material

     All computer programs, magnetic tapes, written procedures, and similar items purchased and/or developed and used by Price Associates in performance of the Agreement shall be the property of Price Associates and will not become the property of the Funds.

F.   Quality Service Standards

     Price Associates and the Fund may, from time to time, agree to certain quality service standards, with respect to Price Associates' services hereunder.

G.   Standard of Care/Indemnification

     Notwithstanding anything to the contrary in this Agreement:

     1.Where a Pricing Error results in loss or dilution to a Fund of less than $10,000, the determination of liability for the error will be made by Price Associates. Where a Pricing Error results in loss or dilution to a Fund of $10,000 or more but less than $100,000, liability for the error will be resolved through negotiations between Fund Counsel and Price Associates. Where a Pricing Error results in loss or dilution to a Fund of the lesser of 1/2 of 1% of NAV or $100,000 or more, the error will be promptly reported to the Board of Directors of the Fund (unless the Fund is fully compensated for the loss or dilution), provided that final settlement with respect to such errors will not be made until approved by the Board of Directors of the Fund. A summary of all Pricing Errors and their effect on the Funds will be reported to the Funds' Audit Committee on an annual basis. In determining the liability of Price Associates for a Pricing Error, an error or omission will not be deemed to constitute negligence when it is determined that:

     o
          Price Associates had in place "appropriate procedures and an adequate system of internal controls;"

     o
          the employee responsible for the error or omission had been reasonably trained and was being appropriately monitored; and
     o
          the error or omission did not result from wanton or reckless conduct on the part of the employee.

     It is understood that Price Associates is not obligated to have in place separate procedures to prevent each and every conceivable type of error or omission. The term "appropriate procedures and adequate system of internal controls" shall mean procedures and controls reasonably designed to prevent and detect errors and omissions. In determining the reasonableness of such procedures and controls, weight will be given to such factors as are appropriate, including the prior occurrence of any similar errors or omissions, when such procedures and controls were in place and fund accounting industry standards in place at the time of the error.

     2.
The Fund shall indemnify and hold Price Associates harmless from and against all losses, costs, damages, claims, actions, and expenses, including reasonable expenses for legal counsel, incurred by Price Associates resulting from: (i) any action or omission by Price Associates or its agents or subcontractors in the performance of their duties hereunder; (ii) Price Associates acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii) Price Associates acting upon information provided by the Fund in form and under policies agreed to by Price Associates and the Fund. Price Associates shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Associates or where Price Associates has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

     3.
Price Associates shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel, incurred by the Fund resulting from the negligence or willful misconduct of Price Associates or which result from Price Associates' failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors. The Fund shall not be entitled to such indemnification with respect to actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price Associates.

     4.
In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

     5.
In order that the indemnification provisions contained in this Article G shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     6.Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

H.   Dual Interests

     It is understood that some person or persons may be directors, officers, or shareholders of both the Fund and Price Associates (including Price Associates' affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

I.   Documentation

     As requested by Price Associates, the Fund shall promptly furnish to Price Associates such documents as it may reasonably request and as are necessary for Price Associates to carry out its responsibilities hereunder.

J.   Recordkeeping/Confidentiality

     1.
Price Associates shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 ("the Act") and the Securities Exchange Act of 1934 ("the '34 Act").

     2.
Price Associates and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except: (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price Associates or Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or (c) after so requested by the other party hereto.

K.   Compliance With Governmental Rules and Regulations

     Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Funds by Price Associates, each Fund assumes full responsibility for the preparation, contents and distribution of its prospectuses, and for complying with all applicable requirements of the Act, the '34 Act, the Securities Act of 1933 (the "33 Act"), and any laws, rules and regulations of governmental authorities having jurisdiction over the Funds.

L.   Term and Termination of Agreement

     1.This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

     2.
This Agreement may be terminated by the Fund upon sixty (60) days' written notice to Price Associates; and by Price Associates, upon three hundred sixty-five (365) days' writing notice to the Fund.

     3.Upon termination hereof, the Fund shall pay to Price Associates such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

M.   Notice

     Any notice as required by this Agreement shall be sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

N.   Assignment

     Neither this Agreement nor any rights or obligations hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Associates from employing such agents and subcontractors as it deems appropriate to carry out its obligations set forth hereunder.

O.   Amendment/Interpretive Provisions

     The parties by mutual written agreement may amend this Agreement at any time. In addition, in connection with the operation of this Agreement, Price Associates and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

P.   Further Assurances

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

Q.   Maryland Law to Apply

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

R.   Merger of Agreement

     This Agreement, including the attached Appendix and Schedule supersedes any prior agreement with respect to the subject hereof, whether oral or written.

S.   Counterparts

     This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instruments.

T.   The Parties

     All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Associates. In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or portfolio, as appropriate. The "Fund" also includes any T. Rowe Price Funds which may be established after the execution of this Agreement. Any reference in this Agreement to "the parties" shall mean Price Associates and such other individual Fund as to which the matter pertains.

U.   Directors, Trustees and Shareholders and Massachusetts Business Trust

     It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.

     With respect to any Fund which is a party to this Agreement and which is organized as a Massachusetts business trust, the term "Fund" means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

V.   Captions

     The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.

T. ROWE PRICE ASSOCIATES, INC.    T. ROWE PRICE FUNDS


     /s/Alvin Younger, Jr.             /s/Carmen F. Deyesu
BY:  ____________________              BY: _____________________
     Alvin Younger, Jr.                Carmen F. Deyesu


DATED: __________________         DATED:  _____________________

                                   APPENDIX A

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
    California Tax-Free Bond Fund
    California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio

    T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
    T. Rowe Price Equity Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
    Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
    Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
    T. Rowe Price International Bond Fund
    T. Rowe Price International Discovery Fund
    T. Rowe Price International Stock Fund
    T. Rowe Price European Stock Fund
    T. Rowe Price New Asia Fund
    T. Rowe Price Global Government Bond Fund
    T. Rowe Price Japan Fund
    T. Rowe Price Latin America Fund
    T. Rowe Price Emerging Markets Bond Fund
    T. Rowe Price Emerging Markets Stock Fund
    T. Rowe Price Global Stock Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
    T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
    T. Rowe Price Personal Strategy Balanced Fund
    T. Rowe Price Personal Strategy Growth Fund
    T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
    Reserve Investment Fund
    Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
    Spectrum Growth Fund
    Spectrum Income Fund
    Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
    Maryland Tax-Free Bond Fund
    Maryland Short-Term Tax-Free Bond Fund
    New York Tax-Free Bond Fund
    New York Tax-Free Money Fund
    New Jersey Tax-Free Bond Fund
    Virginia Tax-Free Bond Fund
    Virginia Short-Term Tax-Free Bond Fund
    Florida Insured Intermediate Tax-Free Fund
    Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
    U.S. Treasury Intermediate Fund
    U.S. Treasury Long-Term Fund
    U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
    T. Rowe Price Summit Cash Reserves Fund
    T. Rowe Price Summit Limited-Term Bond Fund
    T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
    T. Rowe Price Summit Municipal Money Market Fund
    T. Rowe Price Summit Municipal Intermediate Fund
    T. Rowe Price Summit Municipal Income Fund

    T. ROWE PRICE VALUE FUND, INC.

                                AMENDMENT NO. 1

                                   AGREEMENT
                                    BETWEEN
                         T. ROWE PRICE ASSOCIATES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS
                                      FOR
                            FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 1998, between T. Rowe Price Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby amended, as of January 21, 1998, by adding thereto T. Rowe Price Index Trust, Inc., on behalf of T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
    California Tax-Free Bond Fund
    California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
    T. Rowe Price Equity Index 500 Fund
    T. Rowe Price Extended Equity Market Index Fund
    T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
    Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
    Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
    T. Rowe Price International Bond Fund
    T. Rowe Price International Discovery Fund
    T. Rowe Price International Stock Fund
    T. Rowe Price European Stock Fund
    T. Rowe Price New Asia Fund
    T. Rowe Price Global Government Bond Fund
    T. Rowe Price Japan Fund
    T. Rowe Price Latin America Fund
    T. Rowe Price Emerging Markets Bond Fund
    T. Rowe Price Emerging Markets Stock Fund
    T. Rowe Price Global Stock Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
    T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
    T. Rowe Price Personal Strategy Balanced Fund
    T. Rowe Price Personal Strategy Growth Fund
    T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

RESERVE INVESTMENT FUNDS, INC.
    Reserve Investment Fund
    Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
    Spectrum Growth Fund
    Spectrum Income Fund
    Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
    Maryland Tax-Free Bond Fund
    Maryland Short-Term Tax-Free Bond Fund
    New York Tax-Free Bond Fund
    New York Tax-Free Money Fund
    New Jersey Tax-Free Bond Fund
    Virginia Tax-Free Bond Fund
    Virginia Short-Term Tax-Free Bond Fund
    Florida Insured Intermediate Tax-Free Fund
    Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
    U.S. Treasury Intermediate Fund
    U.S. Treasury Long-Term Fund
    U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
    T. Rowe Price Summit Cash Reserves Fund
    T. Rowe Price Summit Limited-Term Bond Fund
    T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
    T. Rowe Price Summit Municipal Money Market Fund
    T. Rowe Price Summit Municipal Intermediate Fund
    T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:

/s/Patricia S. Butcher        /s/Carmen F. Deyesu
________________________      ______________________________
Patricia S. Butcher,          By:  Carmen F. Deyesu
Assistant Secretary               Treasurer

Attest:                       T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn        /s/Henry H. Hopkins
________________________      ______________________________
Barbara A. Van Horn,          By:  Henry H. Hopkins,
Assistant Secretary                Managing Director

                                AMENDMENT NO. 2

                                   AGREEMENT
                                    BETWEEN
                         T. ROWE PRICE ASSOCIATES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS
                                      FOR
                            FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 1998, as amended January 21, 1998 between T. Rowe Price Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby further amended, as of October 30, 1998, by adding thereto T. Rowe Price Prime Reserve Fund, Inc., on behalf of T. Rowe Price Prime Reserve Fund--PLUS Class and T. Rowe Price Tax-Exempt Money Fund, Inc., on behalf of T. Rowe Price Tax-Exempt Money Fund--PLUS Class.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
    California Tax-Free Bond Fund
    California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
    T. Rowe Price Equity Index 500 Fund
    T. Rowe Price Extended Equity Market Index Fund
    T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
    Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
    Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
    T. Rowe Price International Bond Fund
    T. Rowe Price International Discovery Fund
    T. Rowe Price International Stock Fund
    T. Rowe Price European Stock Fund
    T. Rowe Price New Asia Fund
    T. Rowe Price Global Bond Fund
    T. Rowe Price Japan Fund
    T. Rowe Price Latin America Fund
    T. Rowe Price Emerging Markets Bond Fund
    T. Rowe Price Emerging Markets Stock Fund
    T. Rowe Price Global Stock Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
    T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
    T. Rowe Price Personal Strategy Balanced Fund
    T. Rowe Price Personal Strategy Growth Fund
    T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
    T. Rowe Price Prime Reserve Fund--PLUS Class

RESERVE INVESTMENT FUNDS, INC.
    Reserve Investment Fund
    Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
    Spectrum Growth Fund
    Spectrum Income Fund
    Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
    Maryland Tax-Free Bond Fund
    Maryland Short-Term Tax-Free Bond Fund
    New York Tax-Free Bond Fund
    New York Tax-Free Money Fund
    New Jersey Tax-Free Bond Fund
    Virginia Tax-Free Bond Fund
    Virginia Short-Term Tax-Free Bond Fund
    Florida Intermediate Tax-Free Fund
    Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
    T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
    U.S. Treasury Intermediate Fund
    U.S. Treasury Long-Term Fund
    U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
    T. Rowe Price Summit Cash Reserves Fund
    T. Rowe Price Summit Limited-Term Bond Fund
    T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
    T. Rowe Price Summit Municipal Money Market Fund
    T. Rowe Price Summit Municipal Intermediate Fund
    T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:

/s/Patricia S. Lippert            /s/Carmen F. Deyesu
________________________          ______________________________
Patricia S. Lippert,          By:  Carmen F. Deyesu
Secretary                         Treasurer

Attest:                       T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn             /s/Henry H. Hopkins
________________________          ______________________________
Barbara A. Van Horn,          By:  Henry H. Hopkins,
Assistant Secretary                Managing Director

                                AMENDMENT NO. 3

                                   AGREEMENT
                                    BETWEEN
                         T. ROWE PRICE ASSOCIATES, INC.
                                      AND
                            THE T. ROWE PRICE FUNDS
                                      FOR
                            FUND ACCOUNTING SERVICES

The Agreement for Fund Accounting Services of January 1, 1998, as amended January 21, 1998, and October 30, 1998 between T. Rowe Price Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby further amended, as of November 11, 1998, by adding thereto T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Growth & Income Fund.

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
    California Tax-Free Bond Fund
    California Tax-Free Money Fund

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE CORPORATE INCOME FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.
    T. Rowe Price Equity Income Portfolio
    T. Rowe Price New America Growth Portfolio
    T. Rowe Price Personal Strategy Balanced Portfolio
    T. Rowe Price Mid-Cap Growth Portfolio

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE FIXED INCOME SERIES, INC.
    T. Rowe Price Limited-Term Bond Portfolio
    T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE GNMA FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE HIGH YIELD FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.
    T. Rowe Price Equity Index 500 Fund
    T. Rowe Price Extended Equity Market Index Fund
    T. Rowe Price Total Equity Market Index Fund

INSTITUTIONAL EQUITY FUNDS, INC.
    Mid-Cap Equity Growth Fund

INSTITUTIONAL INTERNATIONAL FUNDS, INC.
    Foreign Equity Fund

T. ROWE PRICE INTERNATIONAL FUNDS, INC.
    T. Rowe Price International Bond Fund
    T. Rowe Price International Discovery Fund
    T. Rowe Price International Stock Fund
    T. Rowe Price European Stock Fund
    T. Rowe Price New Asia Fund
    T. Rowe Price Global Bond Fund
    T. Rowe Price Japan Fund
    T. Rowe Price Latin America Fund
    T. Rowe Price Emerging Markets Bond Fund
    T. Rowe Price Emerging Markets Stock Fund
    T. Rowe Price Global Stock Fund
     T. Rowe Price International Growth & Income Fund

T. ROWE PRICE INTERNATIONAL SERIES, INC.
    T. Rowe Price International Stock Portfolio

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUNDS, INC.

T. ROWE PRICE NEW INCOME FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
    T. Rowe Price Personal Strategy Balanced Fund
    T. Rowe Price Personal Strategy Growth Fund
    T. Rowe Price Personal Strategy Income Fund

T. ROWE PRICE PRIME RESERVE FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.
    T. Rowe Price Prime Reserve Fund--PLUS Class

RESERVE INVESTMENT FUNDS, INC.
    Reserve Investment Fund
    Government Reserve Investment Fund

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SHORT-TERM BOND FUND, INC.

T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.
    Spectrum Growth Fund
    Spectrum Income Fund
    Spectrum International Fund

T. ROWE PRICE STATE TAX-FREE INCOME TRUST
    Maryland Tax-Free Bond Fund
    Maryland Short-Term Tax-Free Bond Fund
    New York Tax-Free Bond Fund
    New York Tax-Free Money Fund
    New Jersey Tax-Free Bond Fund
    Virginia Tax-Free Bond Fund
    Virginia Short-Term Tax-Free Bond Fund
    Florida Intermediate Tax-Free Fund
    Georgia Tax-Free Bond Fund

T. ROWE PRICE TAX-EFFICIENT BALANCED FUND, INC.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
    T. Rowe Price Tax-Exempt Money Fund--PLUS Class

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

T. ROWE PRICE TAX-FREE INCOME FUND, INC.

T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

T. ROWE PRICE U.S. TREASURY FUNDS, INC.
    U.S. Treasury Intermediate Fund
    U.S. Treasury Long-Term Fund
    U.S. Treasury Money Fund

T. ROWE PRICE SUMMIT FUNDS, INC.
    T. Rowe Price Summit Cash Reserves Fund
    T. Rowe Price Summit Limited-Term Bond Fund
    T. Rowe Price Summit GNMA Fund

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
    T. Rowe Price Summit Municipal Money Market Fund
    T. Rowe Price Summit Municipal Intermediate Fund
    T. Rowe Price Summit Municipal Income Fund

T. ROWE PRICE VALUE FUND, INC.

Attest:

/s/Patricia S. Lippert            /s/Carmen F. Deyesu
________________________          ______________________________
Patricia S. Lippert,          By:  Carmen F. Deyesu
Secretary                         Treasurer

Attest:                       T. ROWE PRICE ASSOCIATES, INC.

/s/Barbara A. Van Horn             /s/Henry H. Hopkins
________________________          ______________________________
Barbara A. Van Horn,          By:  Henry H. Hopkins,
Assistant Secretary                Managing Director